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                                                             Exhibit 10(b)(viii)

                                                               December 30, 1997








Citizens Federal Bank, F.S.B.
One Citizens Federal Centre
Dayton, Ohio 45402

Attention:  Seb Melluzzo

Ladies and Gentlemen:

                  Reference is made to account no. 70-10033699 into which certain monies, instruments and other properties are deposited from time to time (the "STORE ACCOUNT") maintained with Citizens Federal Bank, F.S.B. ("YOU" or the "BANK") by The Elder-Beerman Stores Corp. (the "COMPANY"). The Company has entered into a Credit Agreement, dated as of December 30, 1997, with the financial institutions party thereto (the "Lenders"), Citibank, N.A. as issuer (the "Issuer") and Citicorp USA, Inc. as agent (the "Agent") for the Lenders (said agreement, as it may hereafter be further amended or otherwise modified from time to time, being the "Credit Agreement"). In addition, the Company and certain of its affiliates have entered into a transaction pursuant to which certain monies in the Store Account and other Trust Account Collateral (as defined below) are to be transferred to Bankers Trust Company, as trustee (the "TRUSTEE") for the Elder-Beerman Master Trust, established pursuant to a Pooling and Servicing Agreement (the "P&S AGREEMENT"), dated as of December 30, 1997, among The El-Bee Receivables Corporation, as transferor (the "TRANSFEROR"), The El-Bee Chargit Corp., as servicer (the "SERVICER"), and the Trustee. Capitalized terms used herein, without definition, are being used as defined in the Credit Agreement.

                  Pursuant to the Credit Agreement and related documents, the Company has granted to the Agent, for the ratable benefit of the Secured Parties, a security interest in certain property of the Company, including, among other things, the following (collectively, the "AGENT COLLATERAL"): certain funds held in the Store Account and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Agent Collateral and all proceeds of any and all of the foregoing Agent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the


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Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Agent Collateral.

                  In addition, pursuant to the P&S Agreement and related documents, the Company and certain of its affiliates have granted to the Trustee (as defined in the P&S Agreement), for the benefit of the Beneficiaries (as defined in the P&S Agreement), a security interest in certain property of the Company, including, among other things, the following (the "TRUST COLLATERAL"; and together with the Agent Collateral the "ACCOUNT COLLATERAL"): the Store Account, certain funds held in the Store Account and all certificates and instruments, if any, from time to time representing or evidencing such Store Account, all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Trust Collateral and all proceeds of any and all of the foregoing Trust Collateral and, to the extent not otherwise included, (i) all payments under insurance (whether or not the Trustee is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trust Collateral and
(ii) cash.

                  You hereby agree that the Agent and the Trustee, in their respective representative capacities, possess all right, title and interest in and to the Store Account, that the Agent possesses all right, title and interest with respect to all Agent Collateral now or hereinafter on deposit in the Store Account, that the Trust possesses all right, title and interest in and to the Trust Collateral now or hereinafter on deposit in the Store Account and that all funds in the Store Account shall be transferred to the Agent or the Trustee in accordance with the instructions set forth herein.

                  The Agent and the Trustee have agreed to an Intercreditor Agreement to which the Company is a party as to how their relative rights with respect to the Store Account shall be administered. This Store Account Letter reflects that agreement.

                  You also agree that the Agent shall have full and irrevocable right, power and authority to demand, collect,



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withdraw, receive or sue for all amounts now or hereafter on deposit in the
Store Account and at its discretion to take any other action which it deems necessary or appropriate to protect its interest in the Store Account. Except as provided in paragraph (i) below, the Store Account shall not be subject to deductions, set-off, banker's liens or any other right in favor of any person or entity other than the Agent, the Lenders, the Trust or the Beneficiaries referred to in the P&S Agreement.

                  By signing this Store Account Letter you acknowledge that, as of the date hereof, you have received no notice of any other pledge or assignment of the Store Account. Further, you hereby agree with the Agent and the Trustee as follows:

                  (a) Notwithstanding anything to the contrary in the Store Account or any other agreement relating to the Store Account, the Store Account is and will be maintained for the benefit of the Agent and the Trustee, will be entitled "Citibank, N.A. Re: THE ELDER-BEERMAN STORES CORP." and, except as otherwise provided herein, will be subject to written instructions only from an authorized officer of the Agent. The Store Account and all of the Account Collateral shall be in the sole dominion and control of the Agent, and the Company shall have no control thereover.

                  (b) You will follow your usual operating procedures for the handling of any remittance received in the Store Account that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc.

                  (c) You will endorse and process all eligible checks and other remittance items not covered by paragraph (b) and deposit such checks and remittance items in the Store Account.

                  (d) You will mail all checks returned unpaid because of uncollected or insufficient funds under appropriate advice to the Company (with a copy of the notification of return to the Agent). The Company



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         shall indemnify you for the uncollected amounts of any
         such items upon your demand.

                  (e) You will maintain a record of all checks and other remittance items received in the Store Account and, in addition to providing the Company with photostats, vouchers, enclosures, etc. of such checks and remittance items on a daily basis, furnish to the Agent a monthly statement of the Store Account to: Citibank, N.A., as Agent, 399 Park Avenue, 6th Floor-zone 4, New York, New York 10022,
         Attention: Claudia Slacik, with a copy to the Company.

                  (f) You will transfer to the Trustee, in same day funds, on each Business Day, the amount you are instructed to transfer by the Servicer in respect of the Trust Collateral, within one Business Day of deposit thereof in the Store Account to the following account (the "TRUST CONCENTRATION ACCOUNT"):

                              ABA Number: 021001033
                              Bankers Trust Company
                              Four Albany Street
                              New York, NY 10006

                           Account Name:  BTCO f/a/o Elder-Beerman
                                          Concentration Account

                            Account Number: 01419647
                            Reference: Elder-Beerman
                                       Concentration Account
                           Attn:  Structured Finance Team

         or to such other account as the Trustee may from time to time designate in writing.

                  (g) After making the transfer in paragraph (f) above, if any, you will transfer to the Agent, in same day funds, on each Business Day, the entire remaining balance in the Store Account to the following account (the "AGENT CASH COLLATERAL ACCOUNT"):

                           ABA Number:  _____________________
                               Citicorp USA, Inc.
                               399 Park Avenue
                               6th Floor - zone 4
                               New York, New York 10022



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                           Account Name:  _____________________
                                          Concentration Account

                           Account Number:  ___________________
                           Reference:  ________________________
                           Attn:  _____________________________

         or to such other account as the Agent may from time to time designate in writing. If the Servicer fails to instruct you on the appropriate transfer of funds under this paragraph (g) or paragraph (f) above, you will transfer all of the funds in the Store Account to the Agent Cash Collateral Account, unless otherwise directed by the Agent.

                  (h) Subject to paragraph (i) below, all transfers referred to in paragraphs (f) and (g) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from the Agent or the Trustee for any reason any such payment once made.

                  (i) All customary service charges and fees with respect to the Store Account shall be debited to the Store Account. In the event insufficient funds remain in such Store Account to cover such customary service charges and fees, the Company shall pay and indemnify you for the amounts of such customary service charges and fees.

                  (j) The Agent shall be entitled to exercise any and all rights of the Company in respect of the Store Account in accordance with the terms of the Transaction Documents, and the undersigned shall comply in all respects with such exercise.

                  The Store Account Letter shall be binding upon and shall inure to the benefit of you, the Company, the Agent, the Lenders, the Program Agent, the Trustee and the Beneficiaries and their respective successors, transferees and assigns. You may terminate the Store Account Letter only upon thirty days' prior written notice to the Company, the Agent and the Trustee. The Agent may terminate this Store Account Letter upon ten days' prior written notice to you, the Company and the Trust. Upon such termination you shall close the Store Account and transfer all funds in the



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Store Account to the Agent Concentration Account. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Agent Concentration Account or to the Agent all funds and other property received in respect of the Store Account.

                  This Store Account Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Store Account Letter by telecopier shall be effective as delivery of a manually executed counterpart of this Store Account Letter.

                  This Store Account Letter supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by the Agent, the Trustee, the Company and you.

                  Upon acceptance of this Store Account Letter it will be the valid and binding obligation of the Company, the Agent, the Trustee and you, in accordance with its terms.




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                  THIS STORE ACCOUNT LETTER SHALL BE GOVERNED BY,
AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF
NEW YORK.

                                            Very truly yours,


                                            THE ELDER-BEERMAN STORES CORP.



                                            By:  _____________________________
                                                 Name:
                                                 Title:


                                            CITICORP USA, INC, as Agent



                                            By:  _____________________________
                                                 Name:
                                                 Title:



                                            BANKERS TRUST COMPANY, not in its
                                            individual capacity but solely as
                                            Trustee



                                            By:  _____________________________
                                                 Name:
                                                 Title:


Acknowledged and agreed to as of the date first above written:


CITIZENS FEDERAL BANK, F.S.B.



By:  _____________________________
     Name:


        Title:

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